Fees Summary	May 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 365,160,606.62
Previously Paid Amount	0.00
Total Fee Amount	55,906.09
Total Offset Amount	0.00
Net Fee	$ 55,906.09
Final Prospectus	false